UBS Money Series
Cash Reserves


INVESTMENT PRACTICES			This page being filed for Series 1.




70


ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)




(a)
Writing or investing in repurchase agreements
Y

(b)
Writing or investment in options on equities
N

(c)
Writing or investing in options on debt securities
N

(d)
Writing or investing in options on stock indices
N

(e)
Writing or investing in interest rate futures
N

(f)
Writing or investing in stock index futures
N

(g)
Writing or investing in options on futures
N

(h)
Writing or investing in options on stock index futures
N

(i)
Writing or investing in other commodity futures
N

(j)
Investments in restricted securities
Y

(k)
Investments in shares of other investment companies
Y

(l)
Investments in securities of foreign issuers
Y

(m)
Currency exchange transactions
N

(n)
Loaning portfolio securities
Y

(o)
Borrowing of money
Y

(p)
Purchases/sales by certain exempted affiliated persons
Y

(q)
Margin purchases
N

(r)
Short selling
N



UBS Money Series
Liquid Assets

INVESTMENT PRACTICES			This page being filed for Series 2.




70


ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)




(a)
Writing or investing in repurchase agreements
Y

(b)
Writing or investment in options on equities
N

(c)
Writing or investing in options on debt securities
N

(d)
Writing or investing in options on stock indices
N

(e)
Writing or investing in interest rate futures
N

(f)
Writing or investing in stock index futures
N

(g)
Writing or investing in options on futures
N

(h)
Writing or investing in options on stock index futures
N

(i)
Writing or investing in other commodity futures
N

(j)
Investments in restricted securities
Y

(k)
Investments in shares of other investment companies
Y

(l)
Investments in securities of foreign issuers
Y

(m)
Currency exchange transactions
N

(n)
Loaning portfolio securities
Y

(o)
Borrowing of money
Y

(p)
Purchases/sales by certain exempted affiliated persons
Y

(q)
Margin purchases
N

(r)
Short selling
N



UBS Money Series
Select Money Market Fund


INVESTMENT PRACTICES			This page being filed for Series 3.




70


ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)




(a)
Writing or investing in repurchase agreements
Y

(b)
Writing or investment in options on equities
N

(c)
Writing or investing in options on debt securities
N

(d)
Writing or investing in options on stock indices
N

(e)
Writing or investing in interest rate futures
N

(f)
Writing or investing in stock index futures
N

(g)
Writing or investing in options on futures
N

(h)
Writing or investing in options on stock index futures
N

(i)
Writing or investing in other commodity futures
N

(j)
Investments in restricted securities
Y

(k)
Investments in shares of other investment companies
Y

(l)
Investments in securities of foreign issuers
Y

(m)
Currency exchange transactions
N

(n)
Loaning portfolio securities
Y

(o)
Borrowing of money
Y

(p)
Purchases/sales by certain exempted affiliated persons
Y

(q)
Margin purchases
N

(r)
Short selling
N




UBS Money Series
Select Treasury Fund


INVESTMENT PRACTICES			This page being filed for Series 	6




70


ACTIVITY
PERMITTED BY INVESTMENT POLICIES
(Y OR N)
ENGAGED IN THIS PERIOD
(Y OR N)




(a)
Writing or investing in repurchase agreements
Y

(b)
Writing or investment in options on equities
N

(c)
Writing or investing in options on debt securities
N

(d)
Writing or investing in options on stock indices
N

(e)
Writing or investing in interest rate futures
N

(f)
Writing or investing in stock index futures
N

(g)
Writing or investing in options on futures
N

(h)
Writing or investing in options on stock index futures
N

(i)
Writing or investing in other commodity futures
N

(j)
Investments in restricted securities
Y

(k)
Investments in shares of other investment companies
Y

(l)
Investments in securities of foreign issuers
N

(m)
Currency exchange transactions
N

(n)
Loaning portfolio securities
Y

(o)
Borrowing of money
Y

(p)
Purchases/sales by certain exempted affiliated persons
Y

(q)
Margin purchases
N

(r)
Short selling
N